UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2011

MATTEL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-05647	95-1567322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Continental Boulevard, El Segundo, California	90245-5012
(Address of Principal Executive Office)	(Zip Code)

(310) 252-2000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On November 3, 2011, Mattel, Inc. (“Mattel”) entered into an Underwriting Agreement with the underwriters named therein pursuant to which Mattel will issue $600,000,000 aggregate principal amount of senior unsecured notes, consisting of $300,000,000 aggregate principal amount of 2.500% Notes due 2016 (the “2016 Notes”) and $300,000,000 aggregate principal amount of 5.450% Notes due 2041 (the “2041 Notes” and collectively with the 2016 Notes, the “Notes”), upon the terms and conditions set forth therein. The Notes will be governed by the terms of the Indenture between Mattel and Union Bank, N.A., dated as of September 23, 2010. Mattel intends to use the net proceeds from the sale of the Notes for general corporate purposes, which may include financing a portion of the aggregate purchase price of Mattel’s proposed acquisition of HiT Entertainment.

Mattel will pay interest on the Notes semi-annually on May 1 and November 1, beginning May 1, 2012. The 2016 Notes will mature on November 1, 2016, and the 2041 Notes will mature on November 1, 2041. The Notes are senior unsecured debt obligations of Mattel and will rank equally in right of payment among themselves and with all of Mattel’s other present and future senior unsecured indebtedness.

The Notes have been registered under the Securities Act of 1933 (the “Act”) pursuant to a Registration Statement on Form S-3 (No. 333-169539) (the “Registration Statement”) previously filed with the Securities and Exchange Commission (the “Commission”) by Mattel under the Act. Copies of the Underwriting Agreement and the form of the Notes are filed as exhibits hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Mattel hereby files the following exhibits to, and incorporates such exhibits by reference in, the Registration Statement which was filed with the Commission on September 23, 2010 and supplemented by the Prospectus Supplement filed with the Commission on November 4, 2011, or otherwise pursuant to requirements of Form 8-K:

1.1	Underwriting Agreement, dated November 3, 2011.

4.1	Form of 2.500% Notes due 2016.

4.2	Form of 5.450% Notes due 2041.

5.1	Opinion of Sullivan & Cromwell LLP.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

99.1	Information relating to Item 14 of the Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mattel, Inc.
Registrant

Date: November 8, 2011	By:	/s/ ROBERT NORMILE
Robert Normile
Executive Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 3, 2011.

4.1	Form of 2.500% Notes due 2016.

4.2	Form of 5.450% Notes due 2041.

5.1	Opinion of Sullivan & Cromwell LLP.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

99.1	Information relating to Item 14 of the Registration Statement.

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